UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

DODGE & COX FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

August 28, 2024

Dear Shareholder:

A Special Meeting of Shareholders (the “meeting”) of the Dodge & Cox Funds will be held on Thursday, October 24, 2024, beginning at 10:00 a.m. Pacific Time. The meeting will be held virtually in an audio format only, which means you can join the meeting live by telephone. At the meeting, shareholders of the Dodge & Cox Funds will be asked to vote on two important proposals.

The first proposal is the election of Trustees to the Board of Trustees. The second proposal is an amendment to the investment objective of the Dodge & Cox Balanced Fund. All shareholders are eligible to vote on the first proposal. Only shareholders of the Balanced Fund are eligible to vote on the second proposal.

The Board of Trustees has unanimously approved these proposals and recommends a vote “FOR” each proposal. As discussed in more detail in the Proxy Statement accompanying this letter, Dodge & Cox and the Board of Trustees believe that these proposals are in the best interests of both the Funds and you, as a shareholder. These proposals are not expected to materially affect the way your Fund is managed.

Please review the accompanying Proxy Statement and cast your vote. Voting in a timely manner will help us reduce the expenses the Funds would otherwise incur for follow-up mailings and telephone calls.

Cast Your Vote

Vote Online. Visit the website shown on your proxy ballot, or scan the QR code on your proxy ballot, enter the voting control number, and follow the online instructions; OR

Vote by Phone. Call the number on your proxy ballot, enter the voting control number, and follow the recorded instructions; OR
Vote by Mail. Complete the proxy card(s) and return the signed card(s) in the postage-paid envelope

More information is available on our website at Dodgeandcox.com/FundsProxy. To attend the virtual meeting, you must be a shareholder on the record date (August 15, 2024).

If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please call 833-812-4594 to speak to a Proxy Specialist.

Thank you for considering these important proposals. We appreciate your continued confidence in the Dodge & Cox Funds.

Sincerely,

/s/ Dana M. Emery

Dana M. Emery Chair of Dodge & Cox Funds Board of Trustees
Chair and CEO of Dodge & Cox

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

Meeting via Audioconference

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on October 24, 2024

Notice is hereby given that Dodge & Cox Funds (the “Trust”) will hold a special meeting via audioconference (the “Meeting”) of shareholders of the Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund, each a series of the Trust (each, a “Fund,” collectively, the “Funds”), on October 24, 2024, beginning at 10:00 a.m. Pacific Time. Details about how to vote and attend the Meeting are available in the “Voting Information” section of the attached Proxy Statement.

During the Meeting, shareholders of all Funds will vote on Proposal 1:

Proposal 1:	Elect Trustees to the Board of Trustees.

In addition, shareholders of the Balanced Fund will vote on Proposal 2:

Proposal 2:	Amend the investment objective of the Dodge & Cox Balanced Fund.

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of a Fund as of the close of business on August 15, 2024 (the “Record Date”) are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal that is applicable to that Fund.

Whether or not you plan to attend the Meeting, please vote your shares. To vote by mail, please complete, date, and sign the enclosed proxy card(s) and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or by internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card(s) at hand.	(1) Read the Proxy Statement and have your proxy card(s) at hand.
(2) Call the toll-free number that appears on your proxy card(s).	(2) Go to the website address that appears on your proxy card(s) or scan the QR code.
(3) Follow the simple instructions.	(3) Follow the simple instructions.

We encourage you to vote by telephone or by internet using the control number that appears on the enclosed proxy card(s). Voting by telephone or by internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote. Voting now will not affect your right to attend the Meeting via audioconference and vote at the Meeting. You may revoke your proxy at any time by executing a proxy bearing a later date or by attending and voting at the Meeting, though attending the meeting will not by itself revoke a previously tendered proxy.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Proposal in accordance with applicable law to permit further solicitation of proxies.

The Meeting will be conducted exclusively via audioconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please send an e-mail to the Fund’s proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”), at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on October 23rd, 2024 to register to attend. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. MSFS will then e-mail you the credentials to the audioconference and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail MSFS at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on October 23rd, 2024 to register to attend. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an email from your intermediary containing the legal proxy or e-mail an image of the legal proxy to MSFS at msfs-meetinginfo@morrowsodali.com and put “Legal Proxy” in the subject line. MSFS will then provide you with the credentials for the audioconference and instructions for voting during the Meeting. The audioconference credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call MSFS at 833-812-4594.

Please note that the use of electronic devices or any other method to record or broadcast the Meeting is not permitted.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE

ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/Roberta R.W. Kameda

Roberta R.W. Kameda
Secretary

August 28, 2024

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

SPECIAL MEETING OF SHAREHOLDERS

to be held on October 24, 2024

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of each of the Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund (each a series of Dodge & Cox Funds (the “Trust”)) (each, a “Fund,” and collectively, the “Funds”) in connection with two Proposals. This Proxy Statement sets forth the information that shareholders should know in order to evaluate the Proposals.

The Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of Dodge & Cox Funds (the “Trust”) is soliciting proxies from shareholders on behalf of each Fund, for use at the Meeting of Shareholders of each of the Funds, to be held via audioconference at 10:00 a.m. Pacific Time, on October 24, 2024, and at any adjournment(s) or postponement(s) thereof (each, a “Meeting”).

The Board has fixed the close of business on August 15, 2024, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting, and the proxy card(s) are first being mailed to shareholders on or about August 28, 2024.

At a Board meeting held on June 3, 2024, the Board unanimously approved and recommended that you vote FOR all the Proposals.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposals.

The following Proposals will be considered and acted upon at the Meeting:

	Proposal	Page
1.	Elect Trustees to the Board of Trustees.	7
2.	Amend the investment objective of the Dodge & Cox Balanced Fund.	19

With regard to Proposal 1, shareholders of each Fund will vote collectively as a single class on the election of each nominee to the Board of Trustees. The election of each nominee to the Board of Trustees must be approved by a plurality of the votes cast at the Meeting at which a quorum is present. Proposal 2 requires the affirmative vote of a majority of the Balanced Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) for the Proposal to pass, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Funds, including financial statements, have been previously made available to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit the Funds’ website at www.dodgeandcox.com, contact the Trust at Dodge & Cox Funds, P.O. Box 219502 Kansas City, MO 64121-9502 or call 800-621-3979. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.

PROPOSAL 1: ALL FUNDS

APPROVAL TO ELECT TRUSTEES TO THE BOARD OF TRUSTEES.

The purpose of this Proposal is to elect twelve nominees to the Board of Trustees of the Trust, four of whom do not currently serve as Trustees. Mses. Dana M. Emery, Caroline M. Hoxby, Ann Mather, Gabriela Franco Parcella and Shawn Purvis and Messrs. Luis Borgen, Mark E. Smith and Admiral Gary Roughead currently serve as Trustees. None of Diana F. Cantor, Lucinda I. Johns, Roger G. Kuo or Jennifer Nason currently serve as Trustees.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Amended and Restated Trust Instrument) or death. It is the intention of the persons named as proxies in the enclosed proxy card to vote the shares covered thereby for the election of the Trustee nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mses. Cantor, Emery, Hoxby, Johns, Mather, Nason, Parcella and Purvis and Messrs. Borgen, Kuo, Smith, and Admiral Roughead. Each of the nominees was recommended for nomination by the Nominating Committee of the Board of Trustees. Each of Mses. Cantor, Hoxby, Mather, Nason1, Parcella and Purvis and Messrs. Borgen, Smith, and Admiral Roughead is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (collectively, the “Independent Trustees”). If elected, it is expected that Ms. Nason would be seated as a Trustee on or about February 1, 2025, while the other nominees would be seated as Trustees immediately following the Meeting.

Currently, Messrs. Thomas A. Larsen and Charles F. Pohl are Trustees of the Trust. If the nominees are successfully elected to the Board of Trustees at the Meeting, Mr. Pohl is expected to retire following the Meeting and Mr. Larsen is expected to retire on December 31, 2024, and consequently they have not been proposed for election to the Board of Trustees at the Meeting.

Each of the nominees has consented to serve as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will

[1]

As a result of her current employment with J.P. Morgan Securities, and the Trust’s use of J.P. Morgan Securities as a broker, Ms. Nason may be deemed to be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, at the time of the Meeting. If elected, it is expected that Ms. Nason will be seated as a Trustee on or about February 1, 2025, at which time Ms. Nason will no longer be an “interested person” of the Trust. For the purpose of this Proxy Statement, Ms. Nason is a nominee to serve as an Independent Trustee.

not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

Nominees

Certain information concerning the nominees, as of March 31, 2024, is set forth below. Unless otherwise indicated, the address of all persons below is 555 California Street, San Francisco, 40th Floor, CA 94104. Each Trustee will oversee all seven of the Dodge & Cox Funds.

Name, (Age), Position with the Trust, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominees[1]
Dana M. Emery (62) Chair (since 2022) President (since 2014) Trustee (since 1993)

Chair (since 2022), Chief Executive Officer, and Director of Dodge & Cox; President (until 2022); Co-Director of Fixed Income (until 2020), Director of Fixed Income (until 2019); member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC).

None

Roger G. Kuo (52) Senior Vice President (since 2022) Trustee (Nominee)

President (since 2022); Senior Vice President (until 2022) and Director (since 2016) of Dodge & Cox; Research Analyst and member of International Equity Investment Committee (IEIC) and Global Equity Investment Committee (GEIC).

None
Lucinda I. Johns (50) Vice President (since 2012) Trustee (Nominee)	Senior Vice President and Director of Dodge & Cox (since 2022); Director of Fixed Income (since January 2024); Associate Director of Fixed Income (until 2023), Research Analyst, and member of U.S. Fixed Income Investment Committee (USFIIC), Global Fixed Income Investment Committee (GFIIC), and Balanced Fund Investment Committee (BFIC).	None
Independent Nominees
Luis Borgen (54) Trustee (since 2022)	Mr. Borgen is currently an independent member of the Board of Directors of Synopsys, Carter’s, and Eastern Bankshares. From 2019 to April 2022, he served as Chief Financial Officer (CFO) of athenahealth and played a key role in the company’s sale to Hellman & Friedman and Bain Capital. Over the preceding decade, he served as CFO of various publicly-traded companies, including DaVita and DAVIDsTEA. Earlier in his career, he spent 13 years in increasingly senior finance roles at Staples, culminating as Senior Vice President and CFO for the U.S. Retail	Current Director of Synopsys, Inc. (semiconductor technology); Carter’s Inc. (omni channel retailer); and Eastern Bankshares Inc. (regional bank).

Name, (Age), Position with the Trust, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
business. Mr. Borgen began his career in the U.S. Air Force, where he attained the rank of Captain.
Diana F. Cantor (66) Trustee (Nominee)	Investment Committee Member and Member Board of Managers, Alternative Investment Management, LLC (since 2010); Senior Adviser, AKF Consulting Group (since 2014).	Current Director of Domino’s Pizza, Inc. (food industry); VICI Properties Inc. (real estate); Universal Corporation (agri-business).
Caroline M. Hoxby (57) Trustee (since 2017)	Ms. Hoxby has been a Professor of Economics at Stanford University since 2007 and a Director of the Economics of Education Program for the National Bureau of Economic Research since 2001. She is also a Senior Fellow of the Hoover Institution and the Stanford Institute for Economic Policy Research.	None
Ann Mather (63) Trustee (since 2011)	Ms. Mather has served as the Chief Financial Officer or in other executive financial management positions with numerous public and private companies, including Polo Ralph Lauren, Buena Vista International, Inc., and, most recently, Pixar Animation Studios where she was CFO from 1999 to 2004. Ms. Mather has also served on a variety of public and private company boards, including as chair of the audit committee for several public company boards.	Current Director of Netflix, Inc. (internet television); Blend (software company); and Bumble (online dating).
Jennifer Nason (63) Trustee (Nominee)	Global Chairman of Investment Banking, J.P. Morgan.	Current Director of Rio Tinto (mining).
Gabriela Franco Parcella (55) Trustee (since 2020)	Ms. Parcella is President (since 2020) of Merlone Geier Management and Executive Managing Director (since 2018) of the private equity real estate firm Merlone Geier Partners. Previously, she was Chairman, President & CEO of Mellon Capital, serving in those roles over the last seven years of her 20-year tenure at the firm. Ms. Parcella also previously served as an Independent Director and Chair of the Nominating and Corporate Governance Committee of Terreno Realty Corporation and currently serves as a trustee on the boards of	None

Name, (Age), Position with the Trust, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
several educational and non-profit organizations.
Shawn Purvis (51) Trustee (since 2022)	Ms. Purvis is President and CEO of QinetiQ US (since 2022), part of QinetiQ Group plc. Previously, Ms. Purvis served in senior leadership roles over the course of a decade at Northrop Grumman (2012-2022), culminating as Corporate Vice President and President of Enterprise Services. Earlier in her career, she held management roles at SAIC and Lockheed Martin.	None
Gary Roughead (72) Trustee (since 2013)	Admiral Roughead (Ret.) serves as a Trustee of Johns Hopkins University and serves on the board of the Johns Hopkins Applied Physics Laboratory; and has served since 2012 as the Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution at Stanford University. Admiral Roughead is a member of the Arctic Security Initiative (Chair), Task Force on Energy Policy, Military History Working Group, and Foreign Policy Working Group at the Hoover Institution. From 1973 to 2011, Admiral Roughead served in the U.S. Navy. From 2007 to 2011, Admiral Roughead was the Chief of Naval Operations. During that period, Admiral Roughead was a Senior Officer in the U.S. Navy, Naval Advisor to the President and Secretary of Defense and a Member of the Joint Chiefs of Staff.	Current Director, Northrop Grumman Corp. (global security); and Maersk Line, Limited (shipping and transportation).
Mark E. Smith (73) Trustee (since 2014)

Mr. Smith served as a consultant from 2012 to 2013 at Brown Brothers Harriman, an investment management company, and at Loomis Sayles & Company, L.P., an investment manager. From 2003 to 2011, Mr. Smith served as Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.

None

1 Each “Interested Nominee” is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his or her affiliation with Dodge & Cox.

Current Trustees not being Nominated

Certain information concerning the Trustees of the Trust not proposed for election at the Meeting, as of March 31, 2024, is set forth below. The address for each of the individuals listed below is 555 California Street, 40th Floor, San Francisco, CA 94104. Each Trustee oversees all seven Funds in the Dodge & Cox Funds complex.

Name, (Age), Position with the Trust, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Thomas A. Larsen (74) Trustee (since 2002)	Mr. Larsen most recently served as Senior Counsel of the law firm of Arnold & Porter until 2018, prior to which he was a Partner. He previously was a Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (a law firm) from 1977 to 2011, where he also served as Chair of the Real Estate and Private Client Services Groups. Mr. Larsen previously worked in the Office of the General Counsel of the Environmental Protection Agency. Mr. Larsen has served in leadership positions on advisory and trustee boards for many charitable, educational, and nonprofit organizations, as well as a private company.	None

Charles F. Pohl (66) Trustee (since 2014)	Chair and Director of Dodge & Cox (until 2022); Chief Investment Officer (until 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC) (until 2022); member of Global Equity Investment Committee (GEIC) (until May 2021), International Equity Investment Committee (IEIC) (until 2021), and; U.S. Fixed Income Investment Committee (USFIIC) (until 2019).	None

Qualifications of Nominees; Leadership Structure and Risk Oversight Function

Each Fund is governed by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders. The Trustees approve certain agreements and policies for the Funds; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Funds’ Officers and are responsible for performing various duties imposed on them by applicable law, including the 1940 Act and the laws of the State of Delaware. Dodge & Cox manages the day-to-day operations of the Funds under the direction of the Board of Trustees. The Board met four times during the fiscal year ended December 31, 2023. Dana M. Emery, an “interested” Trustee, serves as Chair of the Board of Trustees of the Trust. The Independent Trustees of the Funds have designated a Lead Independent Trustee, who functions as a spokesperson and principal point of contact for the Independent Trustees. The Lead Independent Trustee is responsible for coordinating the activities of the Independent Trustees, including calling and presiding at regular executive sessions of the Independent Trustees, developing the agenda of each Board meeting together with the Chair, representing the Independent Trustees in discussions with Dodge & Cox management, and facilitating communication among the Funds’ Independent Trustees. Admiral Gary Roughead currently serves as Lead Independent Trustee. The Funds’ Board has determined that its leadership and committee structure is appropriate because it sets the proper tone for the relationship between the Funds, on the one hand, and Dodge & Cox and the Funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board.

Like other mutual funds, each of the Dodge & Cox Funds is subject to a variety of risks, including, among others, investment, valuation, compliance, and operational risks. Dodge & Cox and other service providers have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. Dodge & Cox is also primarily responsible for managing investment risk and its own operational risks as part of its day-to-day investment management responsibilities. Dodge & Cox and the Funds’ Chief Compliance Officer (who reports directly to the Board) assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board of Trustees considers risk management matters throughout the year by reviewing regular reports prepared by Dodge & Cox and the Funds’ Chief Compliance Officer, as well as special written reports or presentations provided on a variety of relevant issues, as needed. For example, Dodge & Cox reports to the Board quarterly on the investment performance of the Funds, the financial performance of the Funds, and overall market and economic conditions. Dodge & Cox also provides regular updates on legal and regulatory developments that may affect the Funds. The Funds’ Chief Compliance Officer provides regular presentations to the Board at its quarterly meetings. The Funds’ Chief Compliance Officer also provides an annual report to the Board concerning, among other things, (i) any material compliance matters relating to the Funds, Dodge & Cox, and the Funds’ other key service providers; (ii) various risks identified as part of the Funds’ compliance program assessments; and (iii) any material recommended changes to policies and procedures. The Funds’ Chief Compliance Officer also meets regularly in executive session with the Independent Trustees and communicates any significant compliance-related issues and regulatory developments to the Audit and Compliance Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, representatives of Dodge & Cox communicate with the Lead Independent Trustee and/or the Chairperson of the Audit and Compliance Committee and other Independent Trustees. As appropriate, the Trustees confer among themselves, or with Dodge & Cox, the Funds’ Chief Compliance Officer, and independent legal counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit and Compliance Committee, which is composed of all Independent Trustees, oversees management of financial and compliance risks and controls. The Audit and Compliance Committee assists the Board at various times throughout the year in reviewing with Dodge & Cox and the Funds’ independent auditors matters relating to financial accounting and reporting, systems of internal controls, and the Funds’ annual audit process. Gabriela Franco Parcella serves as Chair of the Audit and Compliance Committee. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ valuation policies in general. Caroline M. Hoxby serves as Chair of the Valuation Committee. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

In addition to the committees discussed above, there are other committees upon which the Board relies when reviewing matters affecting the Funds. The Contract Review Committee considers the renewal of the Investment Management Agreements between the Funds and Dodge & Cox and such other material contracts as the Board and the Committee deem appropriate. Mark E. Smith and Gabriela Franco Parcella serve as Co-Chairs of the Contract Review Committee. The Governance Committee proposes members of the committees of the Board, evaluates and recommends to the Board the compensation of Trustees, and evaluates the performance of the Board as necessary. Thomas A. Larsen serves as Chair of the Governance Committee. The Nominating Committee determines such standards or qualifications for nominees to serve as Trustees on the Board, if any, as the Committee deems appropriate, identifies possible candidates to become members of the Board, considers and evaluates such candidates, and recommends Trustee nominees for the Board’s approval. Ann Mather serves as Chair of the Nominating Committee. For more information on the Board’s committees, please see the subsection below titled “Standing Committees of the Trust.”

All of the Trustees bring to the Board a wealth of executive leadership experience. The Board and its Nominating and Governance Committees select Independent Trustees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the Funds’ service providers, decide upon matters of general policy, and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current Board members of the Funds, with a view toward maintaining a Board that is diverse in viewpoint, experience, education, and skills.

The Funds seek Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Funds’ Board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities. The business acumen, experience, and objective thinking of the Trustees are considered invaluable assets for Dodge & Cox management and the Funds.

The Independent Trustees collectively have a significant record of accomplishments in governance, business, not-for-profit organizations, government and military service, academia, law, accounting, and other professions. Although no single list could identify all the experience upon which the Funds’ Independent Trustees draw in connection with their service, the table above summarizes key experience for each Independent Trustee. These references to the qualifications, attributes, and skills of the Trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the qualifications listed above, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Funds’ registration statement.

Interested Trustees have similar qualifications, skills, and attributes as the Independent Trustees. Interested Trustees are current or former senior executive officers of Dodge & Cox. This management experience with the Funds’ investment adviser also permits them to make a significant contribution to the Funds’ Board.

Standing Committees of the Trust

The Board of Trustees has the five standing committees listed below. No Interested Trustee serves on any of these standing committees.

Committee	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting,	Luis Borgen Caroline M. Hoxby Thomas A. Larsen Ann Mather Gabriela Franco Parcella (Chair) Shawn Purvis Gary Roughead Mark E. Smith	2

Committee	Functions	Members	Number of Meetings Held During the Last Fiscal Year
	internal controls and independent audits; approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and act as a liaison between the Funds’ independent auditors and Chief Compliance Officer and the Board.

Contract Review Committee	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act and such other material contracts as the Board and Committee deem appropriate.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen Ann Mather Gabriela Franco Parcella (Co-Chair) Shawn Purvis Gary Roughead Mark E. Smith (Co-Chair)	2

Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; and evaluate the performance of the Board as deemed necessary.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen (Chair) Ann Mather Gabriela Franco Parcella Shawn Purvis Gary Roughead Mark E. Smith	4

Nominating Committee	Determine such standards or qualifications for nominees to serve as Trustees, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.	Luis Borgen Caroline M. Hoxby Thomas A. Larsen Ann Mather (Chair) Gabriela Franco Parcella Gary Roughead Shawn Purvis Mark E. Smith	2

Valuation Committee	Review and approve the Funds’ valuation policies; provide oversight for pricing of securities and calculation of net asset value; review “fair valuations” and determinations of liquidity of the Funds’ securities.	Luis Borgen Caroline M. Hoxby (Chair) Thomas A. Larsen Ann Mather Gabriela Franco Parcella Shawn Purvis	2

Committee	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Gary Roughead Mark E. Smith

No Trustee nominee attended fewer than seventy-five percent of the meetings held the Board or by any Committee of which he or she was a member while he or she was a Trustee during the fiscal year ended December 31, 2023.

The Nominating Committee has a charter, which is attached as Exhibit B.

The Audit and Compliance Committee has a charter, which is attached as Exhibit E.

The Governance Committee has a charter, which is attached as Exhibit F.

Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar ranges of shares in the Funds beneficially owned by each nominee and the dollar ranges of shares in the Funds beneficially owned by each nominee in the aggregate as of March 31, 2024, unless otherwise noted.

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Dana M. Emery

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Roger G. Kuo[1]

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		Over $100,000 Over $100,000 None Over $100,000 Over $100,000 None None	Over $100,000

Lucinda I. Johns[1]

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		Over $100,000 Over $100,000 None Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees

Luis Borgen

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		None None None None None None None	None

Diana F. Cantor [1]

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		None None None None None None None	None

Caroline M. Hoxby

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		Over $100,000 Over $100,000 None None None None None	Over $100,000

Ann Mather

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		None Over $100,000 None None $1-10,000 None None	Over $100,000

Jennifer Nason[1]

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		None None None None None None None	None

Gabriela Franco Parcella	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Emerging Markets Stock Fund Dodge & Cox Global Stock Fund	Over $100,000 None Over $100,000 $10,001-50,000	Over $100,000

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	None $10,001-50,000 $50,001-100,000

Shawn Purvis

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		None None None None None None None	None

Gary Roughead

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		Over $100,000 Over $100,000 Over $100,000 $50,001-100,000 Over $100,000 Over $100,000 $50,001-100,000	Over $100,000

Mark E. Smith

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

		Over $100,000 None None None None None None	Over $100,000
(1)	Proposed to join Board.

The following table sets forth information describing the dollar ranges of shares in the Funds beneficially owned by each Trustee who is not proposed for election at the Meeting in the aggregate as of March 31, 2024, unless otherwise noted.

Current Trustees not being Nominated
Thomas A. Larsen

Dodge & Cox Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

	Over $100,000 Over $100,000 $10,001-$50,000 Over $100,000 None Over $100,000 Over $100,000	Over $100,000

Charles F. Pohl

Dodge & Cox Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

	Over $100,000 Over $100,000 Over $100,000 Over $100,000 None None Over $100,000	Over $100,000

As of March 31, 2024, other than the specific instances noted directly below, no Trustee or nominee for election to the Board of Trustees owned more than 1% of the outstanding shares any class of a Fund. As of March 31, 2024, Ms. Emery, a current Interested Trustee and nominee for election to the Board of Trustees as an Interested Trustee, beneficially owned 3.9% of the shares of the Dodge & Cox Emerging Markets Stock Fund, as well as 1.5% of the outstanding Class I shares and 2.1% of the Class X shares of the Global Bond Fund. As of March 31, 2024, the Trustees and Officers as a group owned less than 1% of each of the outstanding Class I and Class X shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Income Fund. As of March 31, 2024, the Trustees and Officers as a group beneficially owned: less than 1% of the outstanding Class I shares and 2.0% of the outstanding Class X shares of Dodge & Cox Balanced Fund; 21.8% of the outstanding shares of Dodge & Cox Emerging Markets Stock Fund; 1.7% of the outstanding Class I shares and 7.2% of the outstanding Class X shares of Dodge & Cox Global Bond Fund; and less than 1% of the outstanding Class I shares and 6.3% of the outstanding Class X shares of Dodge & Cox Global Stock Fund.

Ownership of Certain Entities

As of March 31, 2024, no Independent Trustee nominee or his or her immediate family members own securities, beneficially or of record, in Dodge & Cox or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Dodge & Cox.

Compensation Table

The following table shows compensation paid by the Trust to the Independent Trustees for the fiscal year ended 2023. The Trust does not pay any other remuneration to its Officers or Trustees, and has no bonus, profit-sharing, pension, or retirement plan.

Independent Trustees	Total Compensation from the Dodge& Cox Funds Complex paid to Trustees for Year Ended December 31, 2023[1]

Luis Borgen	$350,000
Caroline M. Hoxby	$365,000
Ann Mather	$355,000
Gabriela Franco Parcella	$375,000
Shawn Purvis	$350,000
Gary Roughead	$375,000
Mark E. Smith	$365,000

(1)

For the year ended December 31, 2023, each Independent Trustee was paid $350,000 for his or her services as an Independent Trustee. Any additional compensation above this amount represents payments to Independent Trustees who performed additional services to the Funds as Lead Independent Trustee and/or as Chair or Co-Chair of one or more Committees, as applicable.

Current Independent Trustee not being Nominated	Total Compensation from the Dodge& Cox Funds Complex paid to Trustees for Year Ended December 31, 2023

Thomas A. Larsen	$365,000

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE ELECTION OF TRUSTEES TO THE BOARD OF TRUSTEES IN THIS PROPOSAL 1.

PROPOSAL 2: DODGE & COX BALANCED FUND

APPROVAL TO AMEND THE INVESTMENT OBJECTIVE OF THE DODGE & COX BALANCED FUND

The Balanced Fund’s current investment objective is as follows:

“The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.”

The Board proposes that the Balanced Fund’s investment objective be changed to the following:

“The Fund seeks income and long-term capital appreciation.”

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment objective of the Dodge & Cox Balanced Fund (the “Balanced Fund”) may be changed only with shareholder approval.

Dodge & Cox believes that it is in the interest of the Balanced Fund’s shareholders to approve a simpler and more general investment objective. Dodge & Cox notes that the Balanced Fund’s inception date was June 26, 1931, and over time the term “conservation of principal” has come to be more typically associated with funds that invest in the highest quality, short-term instruments, such as money market or short-term bond Funds. Accordingly, Dodge & Cox recommends removing that reference from the Fund’s objective. This change will not affect the Fund’s investment strategies, investment portfolio, or principal risks and will not result in an increase in the management fee payable by the Balanced Fund to Dodge & Cox. If approved by shareholders, the Balanced Fund’s investment objective will continue to be a fundamental policy of the Balanced Fund that may not be changed without shareholder approval.

The Board, upon recommendation by Dodge & Cox, believes that it is in the interests of the Balanced Fund’s shareholders to approve a more general investment objective to provide the Fund with more long-term flexibility.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE DODGE & COX BALANCED FUND IN THIS PROPOSAL 2.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at Dodge & Cox Funds, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. The mere submission of a proposal does not, however, guarantee that the proposal will be included.

In accordance with the Nominating Committee’s charter, which is attached as Exhibit B, the Nominating Committee will consider shareholder recommendations for Trustee nominees. Shareholders may send recommendations to the Secretary of the Trust at Dodge & Cox Funds, c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Trustee nominations must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. The Nominating Committee has adopted specific procedures for considering the recommendation of Trustee nominees by shareholders. Please see the procedures described in Appendix A of Exhibit B below.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may direct correspondence related to any Fund, the Board as a whole, or individual Board members to the principal executive office of the Trust. Please address such correspondence as follows: c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, Attention: Secretary.

Upon receipt, all shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

Each share of a Fund is entitled to one vote on Proposals affecting that Fund, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by executing a proxy bearing a later date or by attending and voting at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

The Meeting will be conducted exclusively via audioconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please send an e-mail to the Fund’s proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”), at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on October 23rd, 2024 to register to attend. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. MSFS will then e-mail you the credentials to the audioconference and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail MSFS at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on October 23rd, 2024 to register to attend. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an email from your intermediary containing the legal proxy or e-mail an image of the legal proxy to MSFS at msfs-meetinginfo@morrowsodali.com and put “Legal Proxy” in the subject line. MSFS will then provide you with the credentials for the audioconference and instructions for voting during the Meeting. The audioconference credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call MSFS at 833-812-4594.

Quorum

With respect to Proposal 1, the presence at any meeting, by audioconference or by proxy, of the holders of one-third of the shares of the Trust entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. With respect to Proposal 2, the presence at any meeting, by audioconference or by proxy, of the holders of one-third of the shares of the Dodge & Cox Balanced Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

Shares represented by proxy over which broker-dealers have discretionary voting power, shares represented by proxy that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter), and shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Holders of record of the shares of each Fund at the close of business on the Record Date, August 15, 2024, as to any matter on which they are entitled to vote, will be entitled to vote on all business at the Meeting with respect to each Fund. As of August 15, 2024, the following number of shares of each Fund were outstanding:

Fund	Number of Shares Outstanding Class I	Number of Shares Outstanding Class X	Total Number of Shares Outstanding
Dodge & Cox Stock Fund	[ ]	[ ]	[ ]
Dodge & Cox International Stock Fund	[ ]	[ ]	[ ]
Dodge & Cox Emerging Markets Stock Fund	N/A	N/A	[ ]
Dodge & Cox Global Stock Fund	[ ]	[ ]	[ ]
Dodge & Cox Balanced Fund	[ ]	[ ]	[ ]
Dodge & Cox Income Fund	[ ]	[ ]	[ ]
Dodge & Cox Global Bond Fund	[ ]	[ ]	[ ]

Voting Requirement

Passage of Proposal 1 requires a plurality of the total votes validly cast by audioconference or by proxy at the Meeting. The votes of each Fund will be counted together with respect to the election of the Trustees. Passage of Proposal 2 requires the affirmative vote of a majority of the Dodge & Cox Balanced Fund’s outstanding voting securities (as defined in the 1940 Act) for Proposal 2 to pass with respect to the Fund, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on Proposal 2 that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on Proposal 2, whichever is less.

Adjournment

In the event that a quorum to transact business is not present, the vote required to approve any Proposal is not obtained at the Meeting, or such other reason as determined by the Chair of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal and/or per Fund basis. If the proposed adjournment relates to Proposal 2, any such adjournment will require the affirmative vote of the holders of a majority of the Balanced Fund’s shares present by audioconference or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes, but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast. Abstentions and broker non-votes will effectively be a vote “against” Proposal 2, for which the required vote is a majority of the Balanced Fund’s outstanding voting securities (as defined in the 1940 Act) for Proposal 2 to pass, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on Proposal 2 that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on Proposal 2, whichever is less. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment. Accordingly, shareholders are urged to forward their voting instructions promptly.

OWNERSHIP OF THE FUNDS

Exhibit A sets forth the beneficial and record owners of more than 5% of each Fund’s shares. To the best of the Trust’s knowledge, as of March 31, 2024, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Exhibit A.

OFFICERS OF THE TRUST

Exhibit C lists the name, age, position(s) with the Trust, length of time served, and principal occupation(s) during the past 5 years of the Officers of the Trust.

COST AND METHOD OF PROXY SOLICITATION

The Trust will pay the cost of preparing, printing, and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, internet, telephone, or other means. The solicitation of proxies will be largely by mail, but may include telephonic, electronic, or oral communication by Officers and service providers of the Trust, who will not be paid for these services, and/or by MSFS, a professional proxy solicitor retained by the Trust for an estimated fee of approximately $1.4 million, plus out-of-pocket expenses. Banks, brokerage houses, nominees, custodians and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Trust may reimburse banks, brokerage houses, nominees, custodians and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Manager

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930, and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions.

Principal Underwriter

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (“Foreside”), a wholly owned subsidiary of Foreside Distributors, LLC, is a member of the Financial Industry Regulatory Authority (“FINRA”) and is located at Three Canal Plaza, Third Floor, Portland, Maine 04101. Foreside serves as the Funds’ principal underwriter under a Distribution Agreement with the Trust (the “Distribution Agreement”). Dodge & Cox is responsible for paying any fees and expenses incurred by the Trust under the Distribution Agreement, and the Funds are not responsible for covering any such fees or expenses. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds, and Foreside has no obligation to sell any specific quantity of Fund shares. Foreside continually distributes shares of the Funds on a commercially reasonable efforts basis. Foreside is not affiliated with Dodge & Cox. Foreside and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Funds do not pay any brokerage commissions to Foreside.

Custodian and Transfer Agent

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accounting agent for the Funds. As Foreign Custody Manager for the Funds, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries. SS&C GIDS, P.O. Box 219502, Kansas City, MO 64121-9502 acts as transfer and dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit D.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its Annual Report.

If you would like a copy of the most recent Annual Report or Semi-Annual Report free of charge, visit the Funds’ website at www.dodgeandcox.com, call 800-621-3979, or write the Trust at Dodge & Cox Funds, P.O. Box 219502, Kansas City, MO 64121-9502.

By Order of the Board of Trustees,

/s/ Roberta R.W. Kameda

Roberta R.W. Kameda
Secretary

August 28, 2024

Please complete, date, and sign the enclosed proxy card(s) and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

EXHIBIT A	BENEFICIAL AND RECORD OWNERS OF TRUST SHARES
EXHIBIT B	NOMINATING COMMITTEE CHARTER
EXHIBIT C	OFFICERS OF THE TRUST
EXHIBIT D	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXHIBIT E	AUDIT AND COMPLIANCE COMMITTEE CHARTER
EXHIBIT F	GOVERNANCE COMMITTEE CHARTER

EXHIBIT A

BENEFICIAL AND RECORD OWNERS OF TRUST SHARES

The following table sets forth the beneficial and record owners of more than 5% of each Fund’s shares. To the best of the Trust’s knowledge, as of March 31, 2024, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated below.

Name/Address	Fund - Class	Nature of Ownership	Number of Shares Owned	Percent of Class

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Stock Fund Class I	Of Record	52,832,566.7800	20.24%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Stock Fund Class I	Of Record	44,964,718.1250	17.23%

Edward D Jones & Co 12555 Manchester Road, Saint Louis, MO 63131-371	Dodge & Cox Stock Fund Class I	Of Record	16,778,400.4220	6.43%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Stock Fund Class X	Of Record	56,178,966.3830	34.20%

Bank of America, N.A. P.O. Box 843869 Dallas, TX 75284-3869	Dodge & Cox Stock Fund Class X	Of Record	17,509,556.8580	10.66%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Global Stock Fund Class I	Of Record	186,205,000.4250	27.64%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Global Stock Fund Class I	Of Record	110,594,580.7620	16.42%

Name/Address	Fund - Class	Nature of Ownership	Number of Shares Owned	Percent of Class

Principal Financial One Freedom Valley Drive, Oaks, PA 19456	Dodge & Cox Global Stock Fund Class I	Of Record	72,035,910.7280	10.69%

US Bank N.A., 1555 North Rivercenter Drive Milwaukee, WI 53212-3958	Dodge & Cox Global Stock Fund Class I	Of Record	47,374,355.2320	7.03%

TIAA Trust, N.A., 8500 Andrew Carnegie Boulevard, Charlotte, NC 28262-8500	Dodge & Cox Global Stock Fund Class X	Of Record	16,171,495.1710	33.91%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Global Stock Fund Class X	Of Record	13,454,111.1800	28.22%

MAC & CO. 500 Grant St. Room 151-1010 Pittsburgh, PA 15219-2502	Dodge & Cox Global Stock Fund Class X	Of Record	12,933,879.1120	27.13%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Global Stock Fund Class X	Of Record	3,056,615.2500	6.41%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox International Stock Fund Class I	Of Record	168,420,094.9950	21.04%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox International Stock Fund Class I	Of Record	153,975,246.6410	19.24%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox International Stock Fund Class X	Of Record	60,626,175.0120	37.54%

Name/Address	Fund - Class	Nature of Ownership	Number of Shares Owned	Percent of Class

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox International Stock Fund Class X	Of Record	11,095,144.1590	6.87%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Emerging Markets Stock Fund	Of Record	12,332,032.0040	33.12%

BMO Wealth Management. 1 Freedom Valley Drive, Oaks, PA 19456	Dodge & Cox Emerging Markets Stock Fund	Of Record	7,678,474.7130	20.62%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Emerging Markets Stock Fund	Of Record	4,799,004.0070	12.89%

Charles F. Pohl 555 California St. 40th Floor San Francisco, CA 94104	Dodge & Cox Emerging Markets Stock Fund	Beneficial	4,081,160.202	10.95%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Balanced Fund Class I	Of Record	24,267,333.1490	20.62%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Balanced Fund Class I	Of Record	18,890,775.7270	16.05%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Balanced Fund Class X	Of Record	7,221,987.6080	34.71%

T. Rowe Price PO BOX 78446 Atlanta, GA 30357	Dodge & Cox Balanced Fund Class X	Of Record	4,529,424.6180	21.77%

Name/Address	Fund - Class	Nature of Ownership	Number of Shares Owned	Percent of Class

Empower Trust Company 8525 East Orchard Road, Greenwood Village, CO 80111-5002	Dodge & Cox Balanced Fund Class X	Of Record	2,439,511.5180	11.72%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Balanced Fund Class X	Of Record	1,943,603.3190	9.34%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Income Fund Class I	Of Record	1,033,323,363.326	20.12%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Income Fund Class I	Of Record	844,098,773.9120	16.43%

Pershing, LLC 1 Pershing Plaza, Jersey City, NJ 07399-0002	Dodge & Cox Income Fund Class I	Of Record	379,152,744.4870	7.38%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Income Fund Class X	Of Record	347,983,192.4120	38.18%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Income Fund Class X	Of Record	82,450,198.3230	9.05%

Vanguard Fiduciary Trust, Co. PO Box 2600 Valley Forge, PA 19482-2600	Dodge & Cox Income Fund Class X	Of Record	50,502,134.4610	5.54%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Global Bond Fund Class I	Of Record	82,263,116.1520	34.48%

Name/Address	Fund - Class	Nature of Ownership	Number of Shares Owned	Percent of Class

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Global Bond Fund Class I	Of Record	47,344,225.1120	19.84%

Pershing, LLC. 1 Pershing Plaza, Jersey City, NJ 07399-0002	Dodge & Cox Global Bond Fund Class I	Of Record	15,220,920.6940	6.38%

UBS Wealth Management USA 1000 Harbor Boulevard, Weehawken, NJ 07086	Dodge & Cox Global Bond Fund Class I	Of Record	13,086,515.9080	5.48%

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105	Dodge & Cox Global Bond Fund Class X	Of Record	3,775,148.8570	22.85%

State Street Bank and Trust Co. 1 Heritage Drive, Quincy, MA 02171-2105	Dodge & Cox Global Bond Fund Class X	Of Record	2,850,383.4550	17.25%

TIAA Trust, N.A., 8500 Andrew Carnegie Boulevard, Charlotte, NC 28262-8500	Dodge & Cox Global Bond Fund Class X	Of Record	2,839,581.7310	17.18%

National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310	Dodge & Cox Global Bond Fund Class X	Of Record	1,966,422.8620	11.90%

Empower Trust Company 8515 East Orchard Road, Greenwood Village, CO 80111	Dodge & Cox Global Bond Fund Class X	Of Record	846,321.6310	5.12%

EXHIBIT B

NOMINATING COMMITTEE CHARTER

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Emerging Markets Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

Dodge & Cox Global Bond Fund

September 22, 2021

The Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

I.	Role and Responsibilities of the Committee

The Committee is responsible for (i) determining such standards or qualifications for nominees to serve as Trustees on the Board, if any, as the Committee deems appropriate, (ii) identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected, and (iii) considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval.

II.	Organization and Governance of the Committee

The Committee shall consist of at least three members appointed by the Board upon the recommendation of the Governance Committee.

The Board may replace members of the Committee for any reason. The Board may designate a chair of the Committee. In the absence of such designation, the Committee may elect its own Chair (Trust Bylaws, Article V, Section 1).

No member of the Committee shall be an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

III.	Duties and Powers of the Committee

To carry out its purposes, the Committee shall have the following duties and powers:

(a) To determine such standards or qualifications for Trustees nominees, if any, as the Committee deems appropriate.

(b) To identify potential candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment manager, (iv) the Fund’s shareholders (see (d) below) and (v) any other source the Committee deems to be appropriate.

(c)  To consider and evaluate candidates identified in (b) above and recommend Trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) educational background, (iii) an assessment of the candidate’s ability, judgment and expertise, (iv) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, (v) the extent to which election of the candidate would contribute to the overall diversity of backgrounds, experiences, skills and perspectives represented on the Board and (vi) such other factors as the Committee deems appropriate.

(d) To consider and evaluate nominee candidates properly submitted by shareholders. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee). For the avoidance of doubt, the Committee shall not be obligated to convene solely as a result of the submission by a shareholder of a recommendation for a Trustee nominee for the Committee’s consideration. Shareholder recommendations for Trustee nominees will be reviewed when the Committee next considers filling a Board seat (other than a seat that will be filled by an “interested person”), but only if such consideration occurs within two years following the shareholder’s submission of the recommendation.

(e) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(f)  To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Funds, as appropriate.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decisions of the subcommittee shall be presented to the full Committee or the Board at its next meeting.

IV.	Operations of the Committee

(a) The agenda for meetings of the Committee shall be established by the Chair of the Committee;

(b) The Committee shall maintain minutes or other records of its meetings and activities;

(c) The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member of the Trust’s Secretary by any reasonable means in advance of a meeting;

(d) Members may attend meetings telephonically, and the Committee may act by written consent, to the extent permitted by law;

(e) The Committee shall have the authority to meet privately and to admit non-members individually by invitation;

(f) A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee;

(g) The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter periodically and recommend to the Board any changes the Committee deems appropriate.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

Adopted September 10, 2007

A shareholder must follow the following procedures in order to properly submit a recommendation for a Trustee nominee for the Committee’s consideration:

1.	The shareholder must submit any such recommendation in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.	The shareholder recommendation must include:

(i)

a statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii)	the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)

the recommending shareholder’s name as it appears on the Trust’s books and the number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv)

a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

EXHIBIT C

OFFICERS OF THE TRUST

Certain information concerning the Officers off the Trusts is set forth below. Information concerning the Trustees and nominees is set forth in Proposal 1 in the Proxy Statement. The address for each of the individuals listed below is 555 California Street, San Francisco, 40th Floor, CA 94104.

Officers

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Roger G. Kuo (52)	Senior Vice President (since 2022)	President (since 2022); Senior Vice President (until 2022) and Director (since 2016) of Dodge & Cox; Research Analyst and member of IEIC and GEIC
Englebert T. Bangayan (45)	Vice President (since 2015)	Vice President of Dodge & Cox; Research Analyst and member of IEIC
Philippe Barret, Jr. (47)	Vice President (since 2013)	Senior Vice President and Director of Dodge & Cox (since 2022); Research Analyst and member of USEIC and BFIC (since May 2022)
Lily S. Beischer (54)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of GEIC
Anthony J. Brekke (49)	Vice President (since 2008)	Vice President of Dodge & Cox; Credit Analyst, and member of USFIIC
Sophie Chen (40)	Vice President (since 2021)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since January 2024) and EMEIC (since January 2021)
James H. Dignan (54)	Vice President (since 2008)	Vice President of Dodge & Cox; Structured Product Analyst, and member of USFIIC and GFIIC
Mario C. DiPrisco (48)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of IEIC and EMEIC (since January 2021)
Rameez Dossa (40)	Vice President (since 2021)	Vice President (since 2017) of Dodge & Cox; Research Analyst and member of EMEIC (since January 2021)
Karim A. Fakhry (46)	Vice President (since 2021)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since January 2021)
Benjamin V. Garosi (44)	Vice President (since 2019)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2019) and BFIC (since May 2022)
Emily J. Han (43)	Vice President (since 2022)	Vice President (since 2017) of Dodge & Cox; Portfolio Strategy Analyst

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
David C. Hoeft (55)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Chief Investment Officer (since 2022), Associate Director of Research (until 2019), and member of USEIC, GEIC, EMEIC (since 2022) and BFIC (since May 2022)
Keiko Horkan (53)	Vice President (since 2008)	Vice President of Dodge & Cox, Research Analyst, and member of IEIC (until December 2023)
Lucinda I. Johns (50)	Vice President (since 2012)	Senior Vice President and Director of Dodge & Cox (since 2022); Director of Fixed Income (since January 2024); Associate Director of Fixed Income (until 2023), Research Analyst, and member of USFIIC, GFIIC, and BFIC (since May 2022)
Michael Kiedel (48)	Vice President (since 2018)	Vice President of Dodge & Cox; Credit Analyst and member of USFIIC
Karol Marcin (51)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of USEIC and GEIC
Kathleen G. McCarthy (44)	Vice President (since 2016)	Vice President of Dodge & Cox; Research Analyst and member of USEIC
Raymond J. Mertens, Jr. (51)	Vice President (since 2014)	Senior Vice President and Director of Dodge & Cox (since 2022); Research Analyst and member of IEIC and GEIC (since January 2021 and from 2014-2018)
Thomas Y. Powers (35)	Vice President (since 2022)	Vice President of Dodge & Cox (since 2020); Portfolio Strategy & Macro Analyst and member of BFIC (since May 2022)
Nils M. Reuter (44)	Vice President (since 2018)	Vice President of Dodge & Cox; Structured Products Analyst and member of USFIIC (since 2018)
Adam S. Rubinson (57)	Vice President (since 2010)	Vice President of Dodge & Cox; Credit Analyst, and member of USFIIC and GFIIC
Matthew B. Schefer (39)	Vice President (since 2018)	Vice President of Dodge & Cox; Credit Analyst and member of GFIIC and BFIC (since May 2022)
Paritosh Somani (45)	Vice President (since 2021)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since January 2021)
Robert S. Turley (44)	Vice President (since 2021)	Vice President of Dodge & Cox; Portfolio Strategy Analyst and member of EMEIC (since 2021) and BFIC (since May 2022)
Jose F. Ursua (43)	Vice President (since 2020)	Vice President of Dodge & Cox; Macro Analyst and member of GFIIC (since 2020)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Steven C. Voorhis (54)	Vice President (since 2008)	Senior Vice President (since 2022) of Dodge & Cox; Director of Research (since 2021), Associate Director of Research (2019-2021), and member of USEIC, GEIC, and PCIC
Samir Amso (45)	Assistant Vice President (since 2022)	Vice President of Dodge & Cox; Credit Trader and Analyst of Dodge & Cox
Terrill C. Armstrong (51)	Assistant Vice President (since 2015)	Vice President of Dodge & Cox; Client Portfolio Manager
Matthew A. Beck (51)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Manager
Deepak Begari (46)	Assistant Vice President (since 2023)	Trading Strategy Analyst of Dodge & Cox
Luis Silva Behrens (36)	Assistant Vice President (since 2023)	Vice President (since 2023) of Dodge & Cox; Credit Trader and Analyst of Dodge & Cox
Carl Bindoo (49)	Assistant Treasurer (since 2022) Assistant Vice President (since 2015)	Vice President of Dodge & Cox; Investment Operations Manager
Damon T. Blechen (47)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Credit Trader and Analyst
Philip A. Cantu (49)	Assistant Vice President (since 2022)	Vice President (since 2022); Chief Information Security Officer (since 2019); Chief Information Security Officer at CSAA Insurance Group (until 2019)
Justin A. Carr (34)	Assistant Vice President (since 2023)	Derivatives Trader and Analyst of Dodge & Cox
Steven H. Cassriel (62)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager
Paul V. Cecconi (37)	Assistant Vice President (since 2020)	Vice President (since 2023) of Dodge & Cox; Client Portfolio Manager (since 2019) of Dodge & Cox; Vice President and Client Advisor at Bessemer Trust (until 2019)
Alexander J. Chartz (36)	Assistant Vice President (since 2014)	Vice President (since 2020) of Dodge & Cox; Client Portfolio Manager
Hsin Chau (48)	Assistant Vice President (since 2016) and Assistant Secretary (since 2022)	Vice President of Dodge & Cox; Senior Counsel
Alan H. Chung (43)	Assistant Vice President (since 2023)	Client Portfolio Manager of Dodge & Cox
Jessica W. Corr (35)	Assistant Vice President (since 2023)	Vice President (since 2023) of Dodge & Cox; Credit Trader and Analyst of Dodge & Cox

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Shane E. Cox (37)	Assistant Vice President (since 2019)	Vice President (since 2021) of Dodge & Cox; Rates Trader and Analyst (since 2016) of Dodge & Cox
Robert T. Curran (48)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Head of Shareholder Services
Deirdre A. Curry (57)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Client Portfolio Manager
Darin S. Dagle (50)	Assistant Vice President (since 2021)	Vice President of Dodge & Cox (since 2021) Trade Operations Manager (since 2021); Trade Settlements Manager (until 2021) of Dodge & Cox
Shawn G. Dahlem (58)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Manager and member of PCIC
Emma G. Dawley (28)	Assistant Vice President (since 2020)	Client Portfolio & Business Analyst of Dodge & Cox
David J. Edwards (62)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager
Kathryn O. Fast (50)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Director of Client Service - Fixed Income (since January 2021), Associate Director of Client Service – Fixed Income (2018-January 2021); Client Portfolio Manager
Allen C. Feldman (38)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Structured Products Trader and Analyst
Margaret Geddes (53)	Assistant Vice President (since 2023)	Senior Legal Specialist of Dodge & Cox
Kevin P. Glowalla (37)	Assistant Vice President (since 2019)	Vice President (since 2019) of Dodge & Cox; Research Analyst
Steven T. Gorski (54)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Director of Client Service and Client Portfolio Manager
Amy R. Grandstaff (36)	Assistant Vice President (since 2013)	Vice President (since 2018) of Dodge & Cox; Head of Business Insights (since January 2021), Client Relationship Associate (until January 2021)
Lawrence Y. Gu (33)	Assistant Vice President (since 2019)	Vice President (since 2022); Client Portfolio Manager (since 2018) of Dodge & Cox and member of PCIC (since April 2021); Harvard Business School MBA Program (2016-2018)
Glen S. Guymon (54)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Senior Counsel

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Nicholas J. Hart (33)	Assistant Vice President (since 2021)	Municipals Trader and Analyst of Dodge & Cox; Associate Analyst at Moody’s Investors Service (2013-2016)
Rose Hauer (61)	Assistant Vice President (since 2022)	Broker Dealer Compliance Officer (since 2021) of Dodge & Cox; Compliance Director at Charles Schwab (until 2021)
Matthew A. Hauselt (32)	Assistant Vice President (since 2017)	Client Relationship Associate of Dodge & Cox
William J. Hughes (49)	Assistant Vice President (since 2020)	Vice President of Dodge & Cox (since 2021) Derivatives Trader and Analyst of Dodge & Cox
Matt B. Hyland (33)	Assistant Vice President (since 2017)	Shareholder Services Relationship Manager of Dodge & Cox
John N. Iannuccillo (55)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst
Charis N. Ji (34)	Assistant Vice President (since 2020)	Research Analyst (since 2019) of Dodge & Cox; Harvard University MBA Program (2017-2019)
Kevin D. Johnson (62)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager
Erin E. Kennedy (50)	Assistant Vice President (since 2018) and Assistant Secretary (since 2022)	Vice President (since 2017) of Dodge & Cox; Senior Counsel
Michael J. Kroman (45)	Assistant Vice President (since 2021)	Shareholder Services Associate (since 2021); Intermediary Relationship Associate (since 2019) of Dodge & Cox; Client Relations Manager at Franklin Templeton (2016-2019)
Nam H. Le (41)	Assistant Vice President and Assistant Treasurer (since 2022)	Vice President (since 2020) of Dodge & Cox; Mutual Fund Accounting & Financial Reporting Manager - 40 Act Funds
Nate Liao (35)	Assistant Vice President (since 2019)	Research Analyst (since 2018) of Dodge & Cox
Nicholas V. Lockwood (45)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Rates & Municipals Trader and Analyst
Sonia F. Lurie (36)	Assistant Vice President (since 2021)	Vice President (since 2022), Head of Investment Stewardship and Proxy Officer of Dodge & Cox
Jacek Machnowski (43)	Assistant Vice President (since 2022)	Shareholder Services Associate (since 2020) of Dodge & Cox; Client Administration Manager at Wells Fargo Bank (until 2020)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Timothy N. Mahoney (35)	Assistant Vice President (since 2017)	Funds Client Service Associate of Dodge & Cox
Andy Mansour (32)	Assistant Vice President (since 2023)	Intermediary Services Associate of Dodge & Cox
Richard M. Marino (52)	Assistant Vice President (since 2018)	Digital Services Manager of Dodge & Cox
Hallie W. Marshall (45)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Equity General Manager (since January 2021), Associate Director of Client Service – Equity (2018-January 2021);
Shivana Mistry (28)	Assistant Vice President (since 2022)	Fund Data Management Specialist (since 2021) of Dodge & Cox; Senior Client Associate at First Republic Private Wealth Management (until 2021)
Chad R. Musolf (46)	Assistant Vice President (since 2016)	Vice President (since 2020) of Dodge & Cox; Client Portfolio Manager
Molly K. Myers (49)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Director of Private Client Group (since 2023); Client Portfolio Manager and member of PCIC
Masato Nakagawa (43)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Structured Products Analyst and Trader
Amanda L. Nelson (52)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst
Ria T. Nickens (53)	Assistant Vice President (since 2002)	Vice President of Dodge & Cox; Client Portfolio Manager
Stephanie D. Notowich (58)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Manager
Arun R. Palakurthy (43)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Research Analyst
Raja Patnaik (38)	Assistant Vice President (since 2020)	Vice President (since 2022) of Dodge & Cox; Portfolio Strategy Analyst (since 2019) of Dodge & Cox
Alex Pekker (44)	Assistant Vice President (since 2022)	Vice President (since 2023) of Dodge & Cox; Liability Hedging Solutions Strategist and Client Portfolio Manager (since 2021) of Dodge & Cox; Managing Director at Cambridge Associates (until 2021)
Colin L. Pating (29)	Assistant Vice President (since 2023)	Research Analyst of Dodge & Cox
E. Saul Pena (46)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and Head of Fixed Income Trading

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Christopher Perez (32)	Assistant Vice President (since 2022)	Research Analyst (since 2021) of Dodge & Cox
Salil A. Phadnis (39)	Assistant Vice President (since 2014)	Vice President of Dodge & Cox; Research Analyst
Caitlyn C. Phan (39)	Assistant Vice President (since 2023)	Client Portfolio Analyst of Dodge & Cox
Neha N. Pyle (48)	Assistant Vice President (since 2016)	Shareholder Services Relationship Manager (since 2021); Shareholder Services Associate (2016 - 2021) of Dodge & Cox
John Ratzesberger (49)	Assistant Vice President (since 2020)	Vice President of Dodge & Cox (since 2021); Head of Investment Operations (since 2019) of Dodge & Cox; Global Head of Investment Operations at T. Rowe Price Group, Inc. (until 2019)
Rosemarie C. Schembri (48)	Assistant Vice President (since 2015) and Associate Chief Compliance Officer (since 2024)	Vice President (since 2016) of Dodge & Cox; Associate Chief Compliance Officer
Stephen Scott (49)	Assistant Vice President (since 2022)	Chief Financial Officer and Treasurer (since 2021) of Dodge & Cox
Claudia Silva (37)	Assistant Vice President (since 2023)	Client Relationship Associate of Dodge & Cox
Dustin B. Seely (38)	Assistant Vice President (since 2017)	Vice President (since 2021) of Dodge & Cox Structured Products Trader and Analyst of Dodge & Cox
Tara E. Shamia (47)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Manager
Dennis E. Shiraev (34)	Assistant Vice President (since 2020)	Vice President (since 2023) of Dodge & Cox; Research Analyst (since 2019) of Dodge & Cox; Stanford University MBA and J.D. Programs (2015-2019)
Varinia T. Siefker (44)	Assistant Vice President (since 2014)	Vice President (since 2019) of Dodge & Cox; Intermediary Relationship Manager
Douglas M. Silverman (41)	Assistant Vice President (since 2016)	Vice President (since 2022) of Dodge & Cox; Head of Client Reporting and Internal Client Services (since 2021) of Dodge & Cox; Client Relationship Associate (2015-2021)
Victoria H. Sims (33)	Assistant Vice President (since 2017)	Vice President (since 2022) of Dodge & Cox; ESG Integration Analyst (since 2021); Business Insights Analyst & Client Relationship Associate (2016-2021) of Dodge & Cox

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Alka Singal (44)	Assistant Vice President (since 2017)	Vice President (since 2020) of Dodge & Cox; Client Portfolio Manager (since 2017); Executive Vice President at PIMCO (2007-2016)
Kristina M. Sormark (43)	Assistant Vice President (since 2023)	Vice President of Dodge & Cox; Credit Trader and Analyst
Savvy S. Soun (51)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Equity Trading Manager
David H. Strasburg (44)	Assistant Vice President (since 2019)	Vice President of Dodge & Cox; Research Analyst
Dorothy Tam (42)	Assistant Vice President (since 2023)	Shareholder Services Associate of Dodge & Cox
Ryan Utsumi (45)	Assistant Vice President (since 2015)	Vice President (since 2018) of Dodge & Cox; Client Portfolio Manager
Eric R. Warner (62)	Assistant Vice President (since 2006)	Vice President of Dodge & Cox; Director of Equity Client Service (since 2024); Director of Private Client Group (until 2023), Client Portfolio Manager and member of PCIC
Taylor A. Warrington (29)	Assistant Vice President (since 2023)	Client Relationship Associate of Dodge & Cox
Tae Yamaura (51)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst
Mimi Yang (37)	Assistant Vice President (since 2017)	Vice President (since 2020) of Dodge & Cox; Macro Analyst, and member of GFIIC (since May 2023)
Jake Zhang (35)	Assistant Vice President (since 2022)	Portfolio Strategy Analyst (since 2021) of Dodge & Cox; Client Portfolio Analyst (until 2021)
Kevin W. Zhao (34)	Assistant Vice President (since 2023)	Client Relationship Associate of Dodge & Cox
Daniel Zhu (33)	Assistant Vice President (since 2021)	Research Analyst (since 2020) of Dodge & Cox; University of Pennsylvania MBA Program (2018-2020)
Roberta R.W. Kameda (63)	Vice President (since 2019), Chief Legal Officer (since 2019), and Secretary (since 2017)	Vice President of Dodge & Cox; Secretary (since 2018) and General Counsel
William W. Strickland (62)	Vice President (since 2018), Assistant Treasurer, and Assistant Secretary (since 2017)	Senior Vice President (since 2022) of Dodge & Cox; Chief Operating Officer, Assistant Secretary, and Assistant Treasurer (since 2017)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Shelly Chu (51)	Vice President (since 2021), Treasurer (since 2021)	Vice President (since 2020) of Dodge & Cox; 40 Act Funds Treasurer (since 2021); Financial Oversight and Control Analyst (2017-2021)
Katherine M. Primas (49)	Vice President (since 2019) and Chief Compliance Officer (since 2010)	Vice President of Dodge & Cox; Chief Compliance Officer

EXHIBIT D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 405 Howard Street, Suite 600, San Francisco, CA 94105, is the independent registered public accounting firm to the Funds, subject to annual appointment by the Board of Trustees. PwC conducts an annual audit of the Funds’ annual financial statements, and performs tax and accounting advisory services.

The Board of Trustees of the Trust has approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of the Funds for the fiscal years ended December 31, 2022 and December 31, 2023. PwC has audited the financial statements of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice, and tax return preparation, which includes an annual distribution review; and (iv) other services.

Name of Fund	Fiscal Year Ended December 31,	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

Dodge & Cox Stock Fund	2023	$59,640	$0	$66,934	$ 0

	2022	56,800	0	49,227	0

Dodge & Cox Global Stock Fund	2023	79,905	0	32,805	0

	2022	76,100	0	34,955	0

Dodge & Cox International Stock Fund	2023	91,035	0	58,350	0

	2022	86,700	0	144,987	0

Dodge & Cox Emerging Markets Stock Fund	2023	59,590	0	25,740	0

	2022	56,750	0	24,514	0

Dodge & Cox Balanced Fund	2023	72,080	0	32,557	0

	2022	68,650	0	29,081	0

Dodge & Cox Income Fund	2023	66,310	0	25,762	0

	2022	63,150	0	24,535	0

Dodge & Cox Global Bond Fund	2023	89,870	0	47,260	0

2022	85,590	0	45,011	0

All fees for non-audit services provided to the Funds and Dodge & Cox and entities that control, are controlled by, or under common control with Dodge & Cox that provide ongoing services to the Funds (“Service Affiliates”) for the fiscal years ended December 31, 2023 and December 31, 2022, totaled $815,104 and $932,426, respectively.

The Audit and Compliance Committee requires the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit and Compliance Committee policies and procedures also require pre-approval of all audit and non-audit services provided to Dodge & Cox and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees, and Tax Fees in the table are for services pre-approved by the Audit and Compliance Committee.

The Audit and Compliance Committee has considered whether the provision of any non-audit services not pre-approved by the Audit and Compliance Committee provided by the Funds’ independent registered public accounting firm to Dodge & Cox and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

EXHIBIT E

DODGE & COX FUNDS

AUDIT AND COMPLIANCE COMMITTEE CHARTER

September 22, 2021

The Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) has adopted this Charter to govern the activities of the Audit and Compliance Committee (the “Committee”) of the Board.

I.	Role and Responsibilities of the Committee

The Committee is responsible for:

(a)  overseeing the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate;

(b)  inquiring into the internal controls of certain third-party service providers (DST Asset Manager Solutions, Inc. —Transfer Agent and Blue Sky Agent, and State Street Bank and Trust Company—Custodian and Fund Accountant);

(c)  inquiring into quality and integrity of each Fund’s financial statements and the independent audits thereof;

(d)  approving prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, reviewing and evaluating the qualifications, independence and performance of the Trust’s independent auditors;

(e)  acting as a liaison between the Trust’s independent auditors and the Board;

(f)  providing oversight of the Trust’s compliance activities, including but not limited to compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and

(g)  coordinating the risk management oversight activities of the Board and its several standing committees.

The function of the Committee is in the nature of oversight; it is management’s responsibility to maintain appropriate systems for accounting, internal controls and compliance, and the independent auditor’s responsibility to plan and carry out a proper audit. Specifically, the Trust’s management is responsible for: (1) the preparation, presentation and integrity of each Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and performing audits or reviews of the financial statements. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s management, advisers, administrators, accounting agents or independent auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Trust and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. The Committee is not responsible for planning or conducting audits, compliance reviews or determining whether the Funds’ financial statements are complete and accurate or in accordance with generally accepted accounting principles. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, compliance or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; (3) the Trust’s Chief Compliance Officer (the “CCO”) and persons under the supervision of the CCO; or (4) a Board committee of which the Audit and Compliance Committee member is not a member.

II.	Organization and Governance of the Committee

The Committee shall consist of at least three members appointed by the Board upon recommendation by the Governance Committee.

The Board may replace members of the Committee for any reason. The Board may designate a chair of the Committee. In the absence of such designation, the Committee may elect its own Chair (Trust Bylaws, Article V, Section 1).

The Board shall determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

No member of the Committee shall be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

III.	Duties and Powers of the Committee

To carry out its purposes, the Committee shall have the following duties and powers:

(a)  to approve prior to appointment the engagement of independent auditors to annually audit and provide their opinion on each Fund’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of the Trust’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)  to approve prior to appointment the engagement of the independent auditors to provide other audit services to the Trust or to provide non-audit services to the Trust, its Investment Manager (Dodge & Cox) or any entity controlling, controlled by or under common control with the Investment Manager (“adviser affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations or financial reporting of the Trust;

(c)  to develop, review and approve, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Trust’s independent auditors to provide any of the services described in III.(b) above;

(d)  to consider whether the provision by the Trust’s independent auditors of non-audit services to its Investment Manager, which services were not pre-approved by the Committee, is compatible with maintaining the auditors’ independence;

(e)  to review the arrangements for and scope of the annual audits and any special audits;

(f)  to review and approve the fees proposed to be charged to the Trust by the independent auditors for audit and non-audit services;

(g)  to consider information and comments from the independent auditors with respect to the Trust’s accounting and financial reporting policies, procedures and internal controls (including the Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Trust’s accounting and financial reporting;

(h)  to consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of concern relating to, each Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors;

(i)  to review the form of opinion the independent auditors propose to render to the Board and shareholders;

(j)  to resolve disagreements between management and the independent auditors regarding financial reporting;

(k)  to review with the Trust’s principal executive officer and/or principal financial officer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s internal control over financial reporting;

(l)  to establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns about accounting or auditing matters, and to address reports from attorneys or independent auditors of possible material breaches of federal or state securities laws or fiduciary duty;

(m)  in its discretion, to investigate or initiate an investigation of reports of improprieties or suspected improprieties in the Trust’s accounting or financial reporting;

(n)  to obtain guidance from the independent auditors on new pronouncements by the FASB, AICPA, SEC or others having an effective date subsequent to the year-end which will require accounting policy changes or additional disclosures in future financial statements and the anticipated effect thereof, and to review the independent auditors’ views as to desirability and means of early adoption;

(o)  to inquire of management and the independent auditors as to significant accounting policies elected by the Trust;

(p)  to periodically review the Trust’s Code of Ethics for Principal Executive Officer and Principal Financial Officer (the “Code”) and consider and grant, where appropriate, any requests for approvals or waivers sought by “Covered Officers” under the Code;

(q)  to review with the Trust’s counsel any significant potential or material violations of the Dodge & Cox Group Code of Ethics and the Code, and recommend appropriate action to the Board;

(r)  to review with the CCO any significant matters related to the Trust’s Compliance Program, including but not limited to the Annual Compliance Report, “Material Compliance Matters” or related issues, and recommend appropriate action to the Board;

(s)  to periodically review the Board’s overall approach to risk management oversight, including the allocation of risk management oversight functions among the Board and its several standing committees, and in its discretion to make recommendations to the Board relating thereto;

(t)  to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(u)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Trust or a Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

The independent auditors for the Trust shall report directly to the Committee.

IV.	Operations of the Committee

(a)  The agenda for meetings of the Committee shall be established by the Chair of the Committee;

(b)  The Committee shall maintain minutes or other records of its meetings and activities;

(c)  The Committee shall meet on a regular basis and at least twice annually and is empowered to hold special meetings, as circumstances require. The Chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by the Trust’s Secretary by any reasonable means in advance of a meeting.

(d)  The Committee shall ordinarily meet in person at times and dates that correspond to Board meetings; however, members may attend telephonically, and Committee may act by written consent, to the extent permitted by law;

(e)  The Committee shall regularly meet, in separate executive sessions, as necessary, with the Treasurer of the Trust, the Trust’s independent auditors, internal legal counsel and compliance personnel of the Trust’s Investment Manager, and, as the Committee deems appropriate, with other members of management and with entities that provide significant accounting services to the Fund;

(f)  The Committee shall have the authority to meet privately and to admit non-members individually by invitation;

(g)  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee; and

(h)  The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter periodically and recommend to the full Board any changes the Committee deems appropriate.

EXHIBIT F

DODGE & COX FUNDS

GOVERNANCE COMMITTEE CHARTER

September 22, 2021

The Board of Trustees (the “Board”) of the Dodge & Cox Funds (the “Trust”) has adopted this Charter to govern the activities of the Governance Committee (the “Committee”) of the Board.

I.	Role and Responsibilities of the Committee

The function of the Committee is to provide a forum for members of the Board to address important issues of fund governance; to make recommendations to the full Board to promote sound governance practices; to promote the effective participation of qualified individuals on the Board and its committees; to consider conflicts of interest involving the Board; and to consider issues and policies regarding Board succession, including the retirement, resignation or removal of trustees, as necessary. The function of the Committee is in the nature of oversight; nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s management and investment manager.

Members of the Committee are entitled to rely on information, opinions, reports, or statements, and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel or other persons as to matters the Independent Trustee reasonably believes are within the person’s professional or expert competence; (3) the Chief Compliance Officer (CCO) and persons under the supervision of the CCO; or (4) a Board committee of which the Governance Committee member is not a member.

II.	Organization and Governance of the Committee

The Committee shall consist of at least three members appointed by the Board upon recommendation by the Committee.

The Board may replace members of the Committee for any reason. The Board may designate a chair of the Committee. In the absence of such designation, the Committee may elect its own Chair (Trust Bylaws Article V, Section 1).

No member of the Committee shall be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board may also designate a Lead Independent Trustee for the Trust or, in the absence of such designation, the Committee may appoint a Lead Independent Trustee.

The Lead Independent Trustee shall have the following duties and powers:

(a)	To coordinate the activities of Independent Trustees;
(b)	To chair separate meetings of Independent Trustees;
(c)	To raise and discuss legal issues with counsel;
(d)	To review agendas for Board meetings;
(e)	To act as a spokesperson for the Independent Trustees between meetings of the Committee;
(f)	To act as a point of contact among the Independent Trustees with whom management may informally discuss ideas and issues;
(g)	To periodically consider Board self-assessment tools and identify priorities for future Board activities; and
(h)	To take such other actions as he or she may deem advisable and consistent with the role of a Lead Independent Trustee.

III.	Duties and Powers of the Committee

To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to review regularly governance developments and emerging trends, policies and practices;

(b)	to coordinate the process to review and evaluate the performance of the Board and its committees at least annually;

(c)	to evaluate and recommend to the Board the compensation of Independent Trustees and Trustee expense reimbursement policies;

(d)	to nominate proposed members of committees of the Board;

(e)	to evaluate the Trustees’ potential conflicts of interest and time commitments related to serving on other boards;

(f)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(g)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Funds, as appropriate.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decisions of the subcommittee shall be presented to the full Committee or the Board at its next meeting.

IV.	Operations of the Committee

(a)	The agenda for meetings of the Committee shall be established by the Chair of the Committee;

(b)	The Committee shall maintain minutes or other records of its meetings and activities;

(c)  The Committee is empowered to hold special meetings, as circumstances require. The Chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by the Trust’s Secretary by any reasonable means in advance of a meeting;

(d)  Members may attend meetings telephonically, and the Committee may act by written consent, to the extent permitted by law;

(e)  The Committee shall have the authority to meet privately and to admit non-members individually by invitation;

(f)  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee; and

(g)  The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter periodically and recommend to the Board any changes the Committee deems appropriate.

DODGE & COX FUNDS®

PROXY CARD

Form of Proxy Card 1- Traditional

DODGE & COX FUNDS®
PROXY CARD

Form of Proxy Card 1- Traditional
PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL Read the proxy statement. Check the appropriate box(es) on the reverse side of the proxy card. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: proxyvotenow.com/dodgeandcox 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free [XXX-XXX-XXXX] 3. Follow the simple instructions. FUND NAME PRINTS HERE PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, OCTOBER 24, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints Dana M. Emery, Lucinda I. Johns, Roger G. Kuo, William W. Strickland, and Roberta R.W. Kameda and each of them, with full power of substitution, the proxy or proxies to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on October 24, 2024 at 10:00 a.m. Pacific Time, and at any adjournments thereof (the “Meeting”), with all the power the undersigned would have if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [    ], 2024. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. 530542510477500 CONTROL NUMBER AUTHORIZED SIGNATURE(S) right21780500This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Iportant Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Thursday, October 24, 2024. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/dodgeandcox. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: [GRAPHIC APPEARS HERE] 1. To elect twelve Trustees to the Board of Trustees (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (a) Luis Borgen (g) Ann Mather ☐ ☐ ☐ (b) Diana F. Cantor (h) Jennifer A. Nason (c) Dana M. Emery (i) Gabriela Franco Parcella (d) Caroline M. Hoxby (j) Shawn Purvis (e) Lucinda I. Johns (k) Gary Roughead (f) Roger G. Kuo (l) Mark E. Smith *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below. -33210512319000 FOR AGAINST ABSTAIN 2. To amend the Fund’s investment objective (Shareholders of the Balanced Fund only). ☐ ☐ ☐

Form of Proxy Card 2 – One Vote

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL Read the proxy statement. Check the appropriate box(es) on the reverse side of the proxy card. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to:    proxyvotenow.com/dodgeandcox 3. Follow the simple instructions. [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE]VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free [XXX-XXX-XXXX] 3. Follow the simple instructions. 28575155598  DODGE & COX FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, OCTOBER 24, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund(s) (the “Fund”) hereby appoints Dana M. Emery, Lucinda I. Johns, Roger G. Kuo, William W. Strickland, and Roberta R.W. Kameda and each of them, with full power of substitution, the proxy or proxies to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on October 24, 2024 at 10:00 a.m. Pacific Time, and at any adjournments thereof (the “Meeting”), with all the power the undersigned would have if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [    ], 2024. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. 535305012573000 CONTROL NUMBER AUTHORIZED SIGNATURE(S) 412432518161000This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable     Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Special Meeting of Shareholders to be held on Thursday, October 24, 2024. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/dodgeandcox This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS [FundName1] [FundName2] [FundName3] [FundName4] [FundName5] [FundName6] This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Trustees has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒ 1. To elect twelve Trustees to the Board of Trustees (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (a) Luis Borgen (g) Ann Mather ☐ ☐ ☐ (b) Diana F. Cantor (h) Jennifer A. Nason (c) Dana M. Emery (i) Gabriela Franco Parcella (d) Caroline M. Hoxby (j) Shawn Purvis (e) Lucinda I. Johns (k) Gary Roughead (f) Roger G. Kuo (l) Mark E. Smith *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below. -33210512319000 1. To elect twelve Trustees to the Board of Trustees (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (a) Luis Borgen (g) Ann Mather ☐ ☐ ☐ (b) Diana F. Cantor (h) Jennifer A. Nason (c) Dana M. Emery (i) Gabriela Franco Parcella (d) Caroline M. Hoxby (j) Shawn Purvis (e) Lucinda I. Johns (k) Gary Roughead (f) Roger G. Kuo (l) Mark E. Smith *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below. -33210512319000 1. To elect twelve Trustees to the Board of Trustees (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (a) Luis Borgen (g) Ann Mather ☐ ☐ ☐ (b) Diana F. Cantor (h) Jennifer A. Nason (c) Dana M. Emery (i) Gabriela Franco Parcella (d) Caroline M. Hoxby (j) Shawn Purvis (e) Lucinda I. Johns (k) Gary Roughead (f) Roger G. Kuo (l) Mark E. Smith *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below. -33210512319000 2. To amend the Fund’s investment objective (Shareholders of the Balanced Fund only). To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN [XX FundAccount1] ☐ ☐ ☐ [XX FundAccount2] ☐ ☐ ☐ [XX FundAccount3] ☐ ☐ ☐ [XX FundAccount4] ☐ ☐ ☐ [XX FundAccount5] ☐ ☐ ☐ [XX FundAccount6] ☐ ☐